UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2015

RAPID FIRE MARKETING, INC.

(Exact name of registrant as specified in its charter)

Nevada	26-0214836
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

311 West Third St.

Suite 1234

Carson City, NV 89701

Telephone: (775) 461-5127

(Address and telephone number of Registrant’s principal executive offices)

Nevada Business Center, LLC

311 West Third Street

Carson City, NV 89703

Telephone: (775) 461-5127

(Name, address, and telephone number of agent for service)

Copies of communications to:

Gregg E. Jaclin, Esq.

Szaferman, Lakind, Blumstein & Blader, P.C.

101 Grovers Mill Road

Lawrenceville, New Jersey 08648

Tel. No.: (609) 275-0400

Fax No.: (609) 275-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2015, Rapid Fire Marketing, Inc. (the “Company”) amended its articles of incorporation (the “Articles”) to affect a 1:1,000 reverse stock split (the “Split”).

On February 3, 2016, the Split took effect on the OTC Markets.

The foregoing description of the amended Articles is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rapid Fire Marketing, Inc.

Date: February 5, 2016	By:	/s/ Thomas Allinder
Thomas Allinder, President